                            FIRST AMENDMENT TO LEASE

          THIS FIRST AMENDMENT TO LEASE ("First Amendment") is made and entered into as of May 1, 1995, by and between IRISH LEASING CORPORATION, a Texas corporation ("Landlord"), and CISCO SYSTEMS, INC., a California corporation ("Tenant").

          THIS FIRST AMENDMENT IS ENTERED INTO upon the basis of the following facts, understandings and intentions.

          A. Landlord and Tenant entered into that certain Lease dated February 28, 1995 ("Lease"), pursuant to which Landlord is leasing to Tenant that certain land located in San Jose, California, as more particularly described in the Lease and on Exhibit A attached hereto and incorporated herein by this reference ("Premises"). Any capitalized terms used but not defined in this First Amendment which are defined in the Lease shall have the meaning ascribed in the Lease.

          B. Landlord and Tenant now desire to amend the terms of the Lease, as more particularly described in this First Amendment.

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

          1. Equity Funded Amount. Section 2.10 is hereby deleted, and is replaced with the following:

                 2.10 Equity Funded Amount. "Equity Funded Amount" shall mean that portion of the Funded Amount equal to the Funded Amount minus the Senior Funded Amount and which shall be an amount equal to fifteen percent (15%) of the Funded Amount.

          2. Lease Rate. Section 2.23 is hereby deleted, and is replaced with the following:

                 2.23 Lease Rate. "Lease Rate" shall mean interest at the rate of the product of 0.850 times the then-effective LIBOR Rate, plus .0045, per annum.

          3. Lease Rate. Section 2.26 is hereby deleted, and is replaced with the following:

                 2.26 LIBOR Rate. "LIBOR Rate" shall mean the LIBOR interest rate as defined in that certain Schedule I, Additional Terms and Conditions of Credit Arrangement between SGA and UBS dated May 1, 1995, relating to the UBS Loan ("Schedule I"), or as defined in a subsequent Authorized Loan.

          4. Interest Rate Selection. Section 5.1(b) is hereby deleted, and is replaced with the following:

                 (b) Interest Rate Selection. The parties acknowledge that the interest rate applicable under the UBS Loan (or other Authorized Loan) shall affect the amount of Base Rent payable by Tenant hereunder. Therefore, Tenant shall have the right, by written notice to UBS (or the holder of any Authorized Loan), SGA and Landlord, to designate the interest period to be selected from time to time by SGA pursuant to Schedule I (or other Authorized Loan). Tenant acknowledges that the rates available to be selected under the UBS Loan after the first partial calendar month of the Term are 1, 2, 3, 6, 9 or 12-month LIBOR rates. In the event that Tenant fails to give such written notice to UBS (or other holder of an Authorized
                 Loan), SGA and Landlord prior to the applicable deadline for selection of such interest period pursuant to the terms of Schedule I (or other Authorized Loan), Tenant shall be deemed to have selected an interest period of one month for the UBS Loan (or other Authorized Loan).

          5.     Further Mortgages or Encumbrances by Landlord.

          The first sentence of Article 13, Section 13.1, subparagraph (b) Authorized Loan that begins with "Tenant has approved . . ." and ends with ". .
 . all documents related to the UBS Loan" is hereby deleted and replaced with the following:

                 Tenant has approved the terms of the loan ("UBS Loan") to be made by UBS to SGA which shall be evidenced by that certain Tranche A Promissory Note dated as of the Lease Commencement Date by SGA in favor of UBS ("UBS Note"), and further evidenced and/or secured by (a) that certain General Terms and Conditions of Credit Arrangement between SGA and UBS, (b) that certain
                 Schedule 1 Additional Terms and Conditions of Credit Arrangements between SGA and UBS, (c) that certain Pledge Agreement, as amended by Rider No. 1 thereto, made by Tenant in favor of UBS, and (d) certain documents (including, without limitation a promissory note and related documents) evidencing a loan ("SGA Loan") from SGA to Landlord in the principal amount of the UBS Note, all dated as of the Lease Commencement Date; provided, however, that Tenant, Landlord and SGA reserve the right to approve, in their sole discretion, the final form of all documents related to the UBS Loan.

          6. Option to Purchase Premises. (a) In Section 19.1(a), Purchase Option , the two (2) sentences beginning with "The purchase price ("Purchase Price") . . ." on line 8 of Section 19.1(a) and ending with ". . . this Purchase Option" on line 26 of Section 19.1(a) are hereby deleted in their entirety and the following inserted in their place:

                 The purchase price ("Purchase Price") for the portion of the Premises which Tenant elects to purchase shall be (i) the then-existing Funded Amount applicable to the portion of the Premises which Tenant elects to purchase (determined in a pro rata basis on the basis of the area being purchased), as the same may be reduced from time to time, plus (ii) the amount of any prepayment premium and all other fees, costs, and expenses due to any holder of an Authorized Loan in connection with such loan (to the extent not already paid pursuant to Section 21.21 hereof). Tenant shall be entitled to a credit against the Purchase Price in an amount equal to the sum of (i) the principal balance(s) of any Authorized Loan and/or Fee Mortgage existing immediately prior to the closing under this Purchase Option if such Authorized Loan and/or Fee Mortgage are not fully repaid and all documents reflecting the same are not cancelled and removed from the public records on or prior to the closing under this Purchase Option, plus (ii) the amount of the Security Deposit (or, in the event of a purchase of a portion of the Premises, a pro rata portion of the Security Deposit), and, upon closing under this Purchase Option, Landlord shall be released from Landlord's obligation to return the Security Deposit set forth in Section 5.5 hereof.

                 (b) In Section 19.1(a), Purchase Option , following the sentence beginning with "Landlord . . ." on line 36 of Section 19.1(a) and ending with ". . . expenses related thereto" on line 40 of Section 19.1(a), the following sentence is inserted:

                 Notwithstanding the foregoing, Landlord agrees to, upon Tenant's written demand, assign the UBS Loan or any other Authorized Loan and its obligations thereunder to Sumitomo Bank Leasing and Finance, Inc., a Delaware corporation ("SBLF"); provided that SBLF shall first expressly assume Landlord's obligations under the UBS Loan (or any other Authorized Loan) in writing and hold Landlord harmless from any liabilities arising after the date of such assignment.

          7.     Form of Transaction; Certain Tax Matters.

                 a. Section 21.2(a)(ii) is hereby deleted, and is replaced with the following:

                                   (a) a financing arrangement (and not a "true
                         lease") for Federal, state and local income tax and local property tax purposes.

                 b. Section 21.2(b) is hereby deleted, and is replaced with the following:

                         Landlord and Tenant agree that, in accordance with their intentions and the substance of the transactions contemplated hereby, Tenant (and not Landlord) shall be treated as the owner of the Premises for Federal, state, and local income tax and property tax purposes and this Lease shall be treated as a financing arrangement. Tenant shall be entitled to take any deduction, credit allowance or other reporting, filing or other tax position consistent with such characterizations. Landlord and Tenant shall not file any Federal, state or local income tax or property tax returns, reports or other statements, or take any other actions, in a manner which is inconsistent with the foregoing provisions of this Section 21.2, unless required to do so by applicable law or Legal Requirement.

                 c. Section 21.2(c) is hereby deleted, and is replaced with the following:

                         Each party acknowledges that it has retained accounting, tax and legal advisors to assist it in structuring this Lease and neither party is relying on any representations of the other regarding the proper treatment of this transaction for accounting, income tax, property tax or any other purpose. Nothing in this
                         Section 21.2(c) shall increase or diminish any liability or obligation of the parties that otherwise exists pursuant to this Lease.

          8. Exhibits. Exhibit B is hereby deleted and the attached Exhibit B inserted in its place.

          9. Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.

          10. Existing Lease. Except to the extent specifically amended hereby, all terms and conditions of the Lease remain in full force and effect.

                  [SIGNATURE PAGE TO FIRST AMENDMENT TO LEASE]

          IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment as of the date and year first written above.

                                               "LANDLORD"

                                               IRISH LEASING CORPORATION,
                                               a Texas corporation


                                               By:  GREG ENGLAND
                                                  -----------------------------
                                                   Name: /s/GREG ENGLAND
                                                        -----------------------
                                                   Its: VICE PRESIDENT
                                                       ------------------------


                                               "TENANT"
                                               CISCO SYSTEMS, INC., a California
                                               corporation


                                               By: /s/JOHN CHAMBERS
                                                  -----------------------------
                                                  Name:
                                                        -----------------------
                                                  Its:
                                                       ------------------------


                                               By: /s/LARRY R. CARTER
                                                  -----------------------------
                                                  Name:
                                                        -----------------------
                                                  Its:
                                                       ------------------------

                                    EXHIBIT A

                               DESCRIPTION OF LAND

REAL PROPERTY in the City of San Jose, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

All of Parcel 2, as shown on that certain Map filed for record in the office of the Recorder of the County of Santa Clara, State of California on July 13, 1983, in Book 514 of Maps page(s) 47 and 48.

PARCEL TWO:

All of Lot 54, as shown upon that certain Map entitled, "Tract No. 7559", which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California on December 21, 1983 in Book 522 of Maps, at pages 49 and 50.

APN: 97-53-14 and 23


                                    EXHIBIT A

                                    EXHIBIT B


                              PERMITTED EXCEPTIONS


1. Bond for REASSESSMENT DISTRICT #93-210 CONSOLIDATED REFUNDING, as follows:

2. THE LIEN of supplemental taxes, if any, assessed as a result of transfer of interest and/or new construction, said supplemented taxes being assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code, for which no Notice of Assessment has been issued, as of the date herein.

3. THE EFFECT of the Rincon de los Esteros Project Redevelopment Plan and Ordinances Nos. 17306, 19686. 19835, 20677, 20958. 21417, 21496, 21903,
         22660, 22412, 22761, 22761.1 and 22961,23703, 23732, 23761 and 23934 of
         the City of San Jose as recorded and as disclosed by documents recorded July 11, 1975 in Book B502, Page 711;August 6, 1979 in Book E699, Page 245; August 6, 1979 in Book E699. Page 277; December 21,1979 in Book F37, Page 585; October 8, 1981 in Book G382, Page 605; July 28, 1982 in Book G929, Page 703; September 14, 1983 in Book H892, Page 200; January 10, 1984 in Book 1220, Page 271; January 6, 1992 in Book L996, Page 508, all of Official Records, and as disclosed by information provided by the Redevelopment Agency of the City of San Jose.

4. AN EASEMENT affecting the portion of said land and for the purpose stated herein and incidental purposes, shown or dedicated by the map of Tract 7408 filed in Book 506 of Maps, pages 24, 25 and 26.

         Purpose          :   Public Service Easement

         Affects          :   The Southwesterly 10 feet of Parcels One, Two and
                              Three and the Northwesterly 8 feet of Parcel Two

5. EASEMENT as shown on the filed map of Tract 7408 filed in Book 506 of Maps, pages 24-26 and incidents thereto

         Purpose          :   Landscape Easement

         Affects          :   The Southwesterly 20 feet of Parcel One, Two and
                              Three and the Northwesterly 18 feet of Parcel Two

6.       EASEMENT for the purposes stated herein and incidents thereto

         Purpose          :   The installation, maintenance and operation of all
                              landscaping plant forms, irrigation systems, retaining walls, and decorative walkway paving now existing or hereinafter to be constructed

         Granted to       :   City of San Jose, a municipal corporation of the
                              State of California

         Recorded         :   May 27, 1983 in Book H590, Page 649, Official
                              Records

         Affects          :   The Southwesterly 20 feet of Parcel One, Two and
                              Three and the Northwesterly 18 feet of Parcel Two.

7.       EASEMENT for the purposes stated herein and incidents thereto

         Purpose          :   The installation, maintenance and operation of all
                              landscaping plant forms, irrigation systems, retaining walls, and decorative walkway paving now existing or hereinafter to be constructed

         Granted to       :   City of San Jose, a municipal corporation of the
                              State of California

         Recorded         :   May 27, 1983 in Book H590, page 652, Official
                              Records

         Affects          :   The Westerly corner of parcel two


                                    EXHIBIT B
                                       1.

8.       AGREEMENT on the terms and conditions contained therein,

         For              :   The Installation and maintenance of landscape
                              Improvements

         Between          :   City of San Jose, a municipal corporation

         And              :   Oakmead-San Jose, a California general partnership
                              and Oakmead-San Jose Sign and Landscape
                              Maintenance Association, A California Non Profit
                              Mutual Benefit Corporation

         Recorded         :   May 27, 1983 in Book H590, page 662, Official
                              Records.

9.       EASEMENT for the purposes stated herein and incidents thereto

         Purpose          :   The construction, installation, repair and
                              maintenance of interlocking pavers, retaining walls and signs, and for pedestrian and vehicular access as necessary or desirable thereto, but subject to the obligation of the association of the association, its successors and assigns, to promptly repair any damage to said improvements lying within the Sign and Landscape Easements resulting from the Association's activities thereon

         Granted to       :   Oakmead-San Jose Sign and Landscape Maintenance
                              Association, a non-profit mutual benefit corporation

         Recorded         :   June 3, 1983 in Book H604, page 322, Official
                              Records

         Affects          :   The Westerly corner of Parcel Two

10. LIMITATIONS, covenants, conditions, restrictions, reservations, exceptions, terms, liens or charges, but deleting restrictions, if any, based on race, color, religion or national origin contained in the document recorded June 3, 1983 in Book H604, page 334, Official Records.

         CONTAINS mortgagee protection clause.

         MODIFICATION thereof recorded January 26, 1984 in Book 1257, page 252, Official Records.

         A Notice of Amendment of Design Guidelines

         Executed by      :   Oakmead-San Jose, a California general partnership

         Recorded         :   June 21, 1984 in Book 1649, page 543, Official
                              Records

         An instrument entitled, "Designation of Approving Agent," whereby Kimball Small Properties, a California corporation was designated approving agent under the CC&R's and Design Guidelines,

         Recorded         :   April 29, 1988 in Book K517, page 940, Official
                              Records

         MODIFICATION thereof recorded JULY 19, 1989 IN BOOK L024, PAGE 587, Official Records. An Instrument entitled "Assignment and Assumption of Certain Rights under Declaration of Covenants, Conditions and Restrictions for Oakmead-San Jose"

         Between          :   Oakmead-San Jose, a California general partnership
                              and Crocker Properties, Inc., a California corporation

         Recorded         :   August 10, 1989 in Book LO52, page 1001 and page
                              1011, Official  Records.

         Partial Termination as to other property recorded September 18. 1989 in Book L097, page 1662, Official Records.

11. LIMITATIONS, covenants, conditions, restrictions, reservations, exceptions, terms, liens or charges, but deleting restrictions, if any, based on race, color, religion or national origin contained in the document recorded June 3, 1983 in book H604, PAGE 505, Official Records.

                                    EXHIBIT B
                                       2.

         Said instrument also provides for the levy of assessments, the lien of which are stated to be subordinate to the lien of a First Mortgage or First Deed of Trust made in good faith and for value.

         MODIFICATION thereof recorded JULY 19, 1989 IN BOOK L024, PAGE 587, Official Records.

         An Instrument entitled "Assignment and Assumption of Certain Rights under Declaration of Covenants, Conditions and Restrictions for Oakmead-San Jose"

         Between          :   Oakmead-San Jose, a California general partnership
                              and Crocker Properties, Inc., a California corporation

         Recorded         :   August 10, 1989 in Book L052, page 1001 and page
                              1011, Official Records.

12. EASEMENT as shown on the map of Tract 7559 filed in Book 522 of Maps, pages 49 and 50.

         Purpose          :   Public Service Easement

         Affects          :   The Northwesterly 8 Feet and the Westerly corner
                              of Lot 59 of Pan:el One

13. EASEMENT as shown on the map of Tract 7559 filed in Book 522 of Maps, pages 49 and 50.

         Purpose          :   Landscape Easement

         Affects          :   The Southeasterly 18 feet and the Southerly corner
                              of Lot 58 of Parcel One; and the Northwesterly 18 feet and the Westerly corner of Lot 59 of Parcel
                              One

14.      EASEMENT for the purposes stated herein and incidents thereto

         Purpose          :   Communication Facilities

         Granted to       :   Pacific Bell

         Recorded         :   February 21, 1984 in Book 1319, page 486, Official
                              Records

         Affects          :   The Southwesterly 10 feet of Lot 58 of Parcel One;
                              the Southwesterly 10 feet, the Northwesterly 8 feet and the Westerly corner Of Lot 59 Of Parcel
                              One; and the Southwesterly 10 feet of Parcel Three

15.      AGREEMENT on the terms and conditions contained therein,

         For              :   Gas and Electric Service

         Between          :   Pacific Gas and Electric Company, city of San Jose

         And              :   Oakmead-San Jose

         As disclosed by a Memorandum of Agreement

         Recorded         :   February 25, 1985 in Book J271, page 37, Official
                              Records.


                                    EXHIBIT B
                                       3.